Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of this [__] day of [_______________], 2009 is made by and among Standard Silver Corporation, a Nevada corporation (the “Company”) and each purchaser set forth in the Subscription Agreement between the Company and the purchaser signatories (the “Purchasers”).

WHEREAS the Company desires to issue and sell to the Purchasers Shares and Warrants (the “Offering”), upon the terms set forth in the Company’s Private Placement Memorandum dated August 26, 2009 (the “Memorandum”); and

WHEREAS, the Company has undertaken to register the resale of the Shares and Warrant Shares in the event that at the Final Closing, the Company has received gross proceeds equal to or greater than $200,000.00.

NOW, THEREFORE, the Company and the Purchasers hereby covenant and agree as follows:

1. Definitions. As used herein, the following terms shall have the following respective meanings:

“Additional Effective Date” shall mean the date the Additional Registration Statement is declared effective by the SEC.

“Additional Effectiveness Deadline” shall mean the date which is one hundred and eighty
(150) calendar days after the Additional Filing Date.

“Additional Filing Date” shall mean the date on which the Additional Registration Statement is filed with the SEC.

“Additional Filing Deadline” shall mean if Registrable Securities are required to be included in the Additional Registration Statement, the later of (i) ninety (90) days after the Effective Date or the last preceding Additional Effective Date, as the case may be, or (ii) six (6) months after the Effective Date or the last preceding Additional Effective Date in the event the SEC were to deem the former ninety-day period in (i) as premature for filing the Additional Registration Statement or (iii) the date which is six (6) weeks after substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold, as applicable.

“Additional Registration Statement” shall mean a registration statement or registration statements of the Company filed under the Securities Act covering any Registrable Securities.

“Common Stock” shall mean the common stock, par value $0.01, of the Company.

“Effective Date” shall mean the date the Registration Statement is declared effective by the SEC.

“Effective Deadline” shall mean the 150th calendar day after the filing of the Registration Statement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Filing Deadline” shall mean the 30th day after the Final Closing.

“Final Closing” shall have the same meaning as set forth in the Memorandum.

“Holder” or “Holders” shall mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 2.9 hereof who hold Registrable Securities for purposes of any registration under Section 2.

“Register,” “registered” and “registration” each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

“Registrable Securities” the Shares, Warrant Shares and the shares of Common Stock issuable in connection with or as a result of any stock splits, stock dividends, reclassifications, recapitalizations or similar events; provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities (i) upon their sale pursuant to a registration statement or Rule 144 under the Securities Act, (ii) upon any sale in any manner to a person or entity which is not entitled to the rights under this Agreement, or (iii) at such time as such Registrable Securities become eligible for sale pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act.

“Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and material incorporated by reference in such Registration Statement, as well as any Additional Registration Statement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

“SEC” shall mean the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Shares” shall mean the Common Stock issued to the Purchasers by the Company in the Offering.

“Subscription Agreement” shall mean the agreement attached as an exhibit to the Memorandum.

“Warrants” shall mean the common stock purchase warrants issued to the Purchasers by the Company in the Offering.

“Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the Warrants.

2. Registration Rights.

2.1 Demand Registration.

If upon the Final Closing the Company shall have received gross proceeds equal to or greater than $200,000.00, then the Company shall undertake to file a Registration Statement with the SEC covering the resale of the Registrable Securities as follows:

(a) As soon as possible after the Final Closing, the Company shall file a Registration Statement with the SEC covering the resale of all of the Registrable Securities. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. In the event that the Company is unable to register for resale under Rule 415 all of the Registrable Securities on the Registration Statement that it has agreed to file pursuant to Section 2(a) due to limits imposed by the SEC’s interpretation of Rule 415, then the Company shall be obligated to include in such Registration Statement (as withdrawn and refiled if necessary to comply with Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders in proportion to the number of Registrable Securities held by such Holders. Any request for acceleration of the Registration Statement shall seek effectiveness at 5:00 p.m., Texas time, or as soon thereafter as practicable. The Company shall notify the Holders by facsimile or e-mail as soon as promptly practicable, and in any event, prior to 9:00 a.m., Texas time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., Texas time, on the day after any Registration Statement is declared effective.

(b) The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 (or Form S-3, if applicable) covering the resale of all of the Registrable Securities not previously registered in a Registration Statement or a preceding Additional Registration Statement as the case may be. To the extent the SEC does not permit the aforesaid Registrable Securities to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Registrable Securities until the resale of the remaining Registrable Securities have been registered with the SEC. The Company shall use its commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:00 a.m. Texas time on the business day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

(c) If a Registration Statement or Additional Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline or Additional Filing Deadline, respectively, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an aggregate amount equal to 1% of the Fully Diluted Shares Outstanding for each 30-day period or pro rata for any portion thereof following the Filing Deadline or Additional Filing Deadline for which no Registration Statement or Additional Registration Statement, as the case may be, is filed with respect to the Registrable Securities. If a Registration Statement or Additional Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) business days after the SEC shall have informed the Company that there will be no further comments on the Registration Statement, or the Additional Registration Statement, as the case may be, (ii) the Effective Deadline or (iii) an Additional Effectiveness Deadline (either (i), (ii) or (iii) shall be deemed the “Effectiveness Deadline”), the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an aggregate amount equal to 1% of the Fully Diluted Shares Outstanding for each 30-day period or pro rata for any portion thereof following the Effectiveness Deadline for which no Registration Statement is declared effective with respect to the Registrable Securities; provided, however, that no such damages shall apply to the extent the delay is caused by any act or omission of the Holder in furnishing information needed to register the shares. Notwithstanding the preceding, in no event shall the aggregate amount of liquidated damages pursuant to this Section 2.1(c) exceed 5% of the Fully Diluted Shares Outstanding.

Such issuance shall constitute the Holders exclusive remedy for such events, but shall not affect the right of the Holders to seek injunctive relief. Such issuance shall be made to each Holder via delivery of a Common Stock certificate within five (5) business days of such event.

(d) Notwithstanding the provisions of this Section 2.1, in no event shall the Company be liable for liquidated damages in the event that the Company is unable to register for resale all of the Registrable Securities on the Registration Statement that it has agreed to file pursuant to Section 2(a) due to limits imposed by the SEC’s interpretation of Rule 415 provided, however, in such event, the Company shall timely file and obtain effectiveness of an Additional Registration Statement pursuant to the provisions of Section 2.1(b).

2.2 Registration; Holdback Agreement; Power of Attorney.

(a) In connection with any registration of Registrable Securities in connection with an underwritten public offering, each holder of Registrable Securities agrees, if so requested by the underwriter or underwriters, not to effect any sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, and not to effect any Public Sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during 180 days following the effective date of the Registration Statement (other than a registration statement on Form S-4 or S-8) or such other period as the managing underwriter of such offering shall reasonably require, or such other period agreed to by the Attorney on behalf of the holders (as defined in Section 2.2(b) hereof), with respect to such other underwritten public offering; provided, that the holders of Registrable Securities were afforded the opportunity to include all of their Registrable Securities therein pursuant to Section 2.1 hereof; provided, further that all directors, officers, and holders of at least 5% of the Company’s then outstanding equity securities are subject to the same restriction.

(b) Each Investor hereby irrevocably appoints Dan Gorski (“Attorney”) to act as his or its true and lawful agent and attorney-in-fact, with full power of substitution, (i) to negotiate with the Company and the managing underwriter(s) the terms and conditions of any restrictions on the right of a Holder to sell its shares of Common Stock which shall be imposed by the managing underwriter(s) for such offering (including, without limitation, the rights of an Investor to sell its Registrable Securities). No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the holder of Registrable Securities as to the authority of the Attorney to take any action or actions described above, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Investor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The Power of Attorney granted hereby is coupled with an interest, and may not be revoked or canceled by an Investor without the Attorney’s written consent. The Investor hereby ratifies, to the extent permitted by law, all that the Attorney shall lawfully do or cause to be done by virtue hereof.

2.3 Company Obligations.

The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective at 5:00 p.m., Texas time, or as soon thereafter as practicable and to remain continuously effective for a three-year period unless such offering is an underwritten public offering, in which event such effectiveness shall continue until the distribution is complete (the “Effectiveness Period”) and advise the Purchasers in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to Holders’ counsel to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d) furnish to the Holders’ counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) prior to any public offering of Registrable Securities, use best efforts to (i) register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2.3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) immediately notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(i) otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

2.4 Obligations of Holders.

(a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities including in the Registration Statement. A Holder shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

2.5 Expenses of Registration.

All expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2 hereof, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

(a) the Company shall not be required to pay fees or disbursements of legal counsel of the Holders; and

(b) the Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities.

2.6 Indemnification and Contribution

(a) The Company will indemnify and hold harmless each Holder of the Registrable Securities covered by a registration, each other person, if any, who controls such Holder within the meaning of the Securities Act, with respect to which such registration, qualification or compliance that has been effected pursuant to Section 2 hereof, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder from and against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, manager, members and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and other expenses reasonably incurred by it in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), and provided, further, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus and the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

(b) Each Holder of Registrable Securities covered by a registration statement shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, managers, members and partners and each person controlling such other Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, mangers, members, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this Section 2.6(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

(c) Each party entitled to indemnification under Section 2.6 hereof (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting there from, provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein, shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to Section 2.6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 2.6 hereof provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under Section 2.6 hereof; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.7 Information by Holder.

Each Holder of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

2.8 Rule 144 Reporting.

With a view to making available to Holders the benefits of certain rules and regulations of the SEC, which may permit the sale of the Registrable Securities to the public without registration, the Company shall use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 under the Securities Act;

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in writing in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

2.9 Assignment of Registration Rights.

The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Holders to transferees or assignees of such Registrable Securities; provided, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement. The term “Holder(s)” as used in this Agreement shall include such permitted assigns.

2.10 Waivers and Amendments.

With the written consent of the Holders of more than 50% of the Registrable Securities then outstanding and the Company, the obligations of the Company and the rights of the Holders of the Registrable Securities pursuant to Section 2 hereof may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Section 2 hereof; provided, however, that no such modification, amendment or waiver shall reduce the percentage of the Holders of Registrable Securities required to amend or modify Section 2 hereof unless the consent of a majority of the Holders of the Registrable Securities then outstanding has been obtained. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record Holders of the Registrable Securities who have not previously consented thereto in writing.

3. Changes in Capital Stock.

If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

4. Representations and Warranties of the Company.

The Company represents and warrants to the Holders as follows:

(a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

5. Miscellaneous.

(a) Notices. Any notice required or permitted by any provision of this Agreement shall be given in writing, and shall be delivered either personally or by registered or certified mail, postage prepaid, addressed (i) in the case of the Company, to Standard Silver Corporation, 1408 Roseland Blvd., Tyler, Texas 75701, Attention: Dan Gorski, Chief Executive Officer (ii) in the case of any Holder which or who is an original party to this Agreement at the address of such Holder as set forth in the records of the Company or such other address for such Holder(s) as shall be designated in writing from time to time by such Holder(s); and (iii) in the case of any permitted transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

(b) Binding Effect. This Agreement and each and every term, covenant and condition thereof, including all restrictions herein contained upon the sale, transfer, assignment or other disposition or encumbrance of stock, shall be binding upon and inure to the benefit of the transferees, legatees, donees, heirs, executors, administrators, personal representatives, successors and assigns of each of the parties.

(c) Entire Agreement. This instrument contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements with respect to such subject matter.

(d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

(e) Severability. The invalidity or unenforceability of any provision hereof shall not in any way affect the validity or enforceability of any other provision.

(f) Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefits of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6. Omnibus Signature Page.

With respect to the Holders, this Agreement is intended to be read and construed in conjunction with the Subscription Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by any Holder of the Subscription Agreement, in the place set forth therein, shall constitute his/her agreement to be bound by the terms and conditions hereof and the terms and conditions of the Subscription Agreement and this Agreement, with the same effect as if each of such separate but related agreements were separately signed.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

STANDARD SILVER CORPORATION

By:_______________________________
Name: Dan E. Gorski
Title: Chief Executive Officer

PURCHASERS

By: See Omnibus Signature Pages for Purchasers’ Signatures